SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2003

BioReliance Corporation
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-22879 (Commission File Number)	52-1541583 (IRS Employer Identification No.)

14920 Broschart Road Rockville, Maryland (Address of principal executive offices)	20850 (Zip Code)

Registrant’s telephone number, including area code: (301) 738-1000

Not Applicable
(Former name or former address, if changed since last report)

EXPLANATORY NOTE

     On October 8, 2003, BioReliance Corporation (the “Corporation”) filed a Current Report on Form 8-K (the “Original Filing”) to announce that the Corporation had completed the acquisition of Q-One Biotech Group Ltd. (“Q-One Biotech”) on September 23, 2003. This Amendment amends Item 7 of the Original Filing to include the financial statements required by Items 7(a) and 7(b) of Form 8-K.

Item 7. Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

     The following audited financial statements required by this Item 7 for Q-One Biotech Group, Ltd., as of and for the years ended March 31, 2003 and 2002 are filed as Exhibit 99.1 hereto and are incorporated herein by reference. Pursuant to Item 7(a), annual revenue for Q-One Biotech Group, Ltd. did not exceed $25 million in its last fiscal year, and accordingly, only two years of audited financial statements are being provided:

•	Independent Auditors’ Report

•	Consolidated Profit and Loss Accounts for the fiscal years ended March 31, 2003 and March 31, 2002

•	Consolidated Statements of Total Recognized Gains and Losses for the fiscal years ended March 31, 2003 and March 31, 2002

•	Consolidated Balance Sheets as of March 31, 2003 and March 31, 2002

•	Consolidated Statements of Cash Flows for the fiscal years ended March 31, 2003 and March 31, 2002

•	Notes to the Financial Statements for the fiscal years ended March 31, 2003 and March 31, 2002

(b)  Pro-Forma Financial Information

     The following pro forma financial information required by this Item 7 is filed as Exhibit 99.2 hereto and is incorporated herein by reference:

•	Unaudited Pro Forma Financial Information

•	Unaudited Pro Forma Condensed Combined Statement of Income for the nine months ended September 30, 2003

•	Unaudited Pro Forma Condensed Combined Statement of Income for the twelve months ended December 31, 2002

•	Notes to Unaudited Pro Forma Condensed Combined Statements of Income

     (c)  Exhibits.

Exhibit
Number	Description of document

23.1	Consent of Ernst & Young LLP

99.1	Audited Financial Statements of Q-One Biotech Group, Ltd.: (i) Independent Auditors’ Report; (ii) Consolidated Profit and Loss Account Statement for the fiscal years ended March 31, 2003 and March 31, 2002; (iii) Consolidated Statements of Total Recognized Gains and Losses for the fiscal years ended March 31, 2003 and March 31, 2002; (iv) Consolidated Balance Sheets as of March 31, 2003 and March 31, 2002; (v) Consolidated Statements of Cash Flows for the fiscal years ended March 31, 2003 and March 31, 2002; and (vi) Notes to the Financial Statements for the fiscal years ended March 31, 2003 and March 31, 2002.

99.2	Pro Forma Financial Information: (i) Unaudited Pro Forma Financial Information; (ii) Unaudited Pro Forma Combined Condensed Statement of Income for the nine months ended September 30, 2003; (iii) Unaudited Pro Forma Condensed Combined Statement of Income for the twelve months ended December 31, 2002; and (iv) Notes to Unaudited Pro Forma Condensed Combined Statements of Income.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BioReliance Corporation

By:	/s/ John L. Coker John L. Coker
Senior Vice President, Finance and Administration and Chief Financial Officer
                     Date: December 8, 2003

4